UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 8, 2008

QPC LASERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28153	20-1568015
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15632 Roxford Street, Sylmar, California		91342
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 986-0000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is filed as an amendment (Amendment No. 2) to the Current Report on Form 8-K filed by QPC Lasers, Inc. (the “Company") on May 20, 2008, as amended by the Current Report on Form 8-K/A filed by the Company on June 23, 2008, to provide information regarding the second closing of the Company’s offering (the “Offering”) of its 10% original issue discount secured convertible debentures (the “Secured Debentures”).

Item 1.01	Entry into A Material Definite Agreement

On May 15, 2008, the Company entered into a securities purchase agreement dated as of May 15, 2008 with the investor signatories thereto (the “Tranche I Investors”), pursuant to which the Company agreed to issue to the Tranche I Investors Secured Debentures and warrants (the “Warrants”) to acquire the Company’s common stock (the “Common Stock”). The Offering provided for one or more closings pursuant to which the Company may issue and sell up to $3,888,500 in aggregate principal amount of Secured Debentures on terms and conditions summarized in the Form 8-K filed on May 20, 2008. The first closing under the Offering (“Tranche I”) occurred on May 19, 2008, on which date the Company issued to the Tranche I Investors an aggregate of $2,209,579 in principal amount of the Secured Debentures and Warrants to acquire 4,208,726 shares of common stock of the Company, for an aggregate purchase price of $1,988,820.

On July 8, 2008, the Company completed a second closing under the Offering (“Tranche II”) by entering into a securities purchase agreement, dated as of July 8, 2008, with the investor signatories thereto (“Tranche II Investors”), pursuant to which the Company issued to Tranche II Investors an aggregate of $355,520 in principal amount of the Secured Debentures and Warrants to acquire 677,181 shares of Common Stock, for an aggregate purchase price of $320,000 which was received in cash. In connection with placement agent services in Tranche II, the Company will pay a placement agent fee of $25,600 in cash and Warrants to acquire 101,577 shares of Common Stock.

The terms and conditions of the Secured Debentures and Warrants issued in Tranche II are substantially identical to those issued in Tranche I. For a summary of the material terms and conditions of the Offering, including the Secured Debentures and Warrants issued in the Offering, please see the Form 8-K filed on May 20, 2008, and the Form 8-K/A filed on June 23, 2008.

Copies of the Tranche II transaction documents are attached as Exhibits to this current report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a) The information included under Item 1.01 with respect to the issuance of the Secured Debentures and Warrants is incorporated under this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

(a) The information included under Item 1.01 with respect to the issuance of the Secured Debentures and Warrants is incorporated under this Item 3.02.

The Company sold the Secured Debentures and the Warrants in the Offering in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), based upon the following: (i) each of the investors participating in the Offering (collectively, the “Investors”) provided information to the Company confirming that such Investor is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and that such Investor has such knowledge and expertise in financial and business matters that it is capable of evaluating the merits and risks of the investment in the securities; (ii) all Investors were solicited through direct contact and no means of general solicitation was employed in connection with the offering; (iii) the Investors acknowledged that all securities being purchased were “restricted securities” for purposes of the Securities Act, and agreed to transfer or sell such securities only in a transaction registered under the Securities Act, exempt from registration under the Securities Act, or to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act) of the Investor who is an accredited investor, and (iv) legends were placed on each of the Warrants and Secured Debentures setting forth the restrictions on transfer applicable to such securities.

Item 3.03	Material Modification to Rights of Security Holders.

(a) The information included under Item 1.01 with respect to the issuance of the Secured Debentures and Warrants is incorporated under this Item 3.03.

Item 9.01	Financial Statements and Exhibits.
 (d) Exhibits.

Exhibit No.	Description
10.46	July 2008 Securities Purchase Agreement
10.47	July 2008 Secured Debentures
10.48	July 2008 Warrant
10.49	July 2008 Security Agreement
10.50	July 2008 Subordination Agreement
10.51	July 2008 Subsidiary Guarantee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QPC LASERS, INC.

Dated: July 9, 2008	By:	/s/ George Lintz
George Lintz Chief Financial Officer